SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  March 14, 2000



                                LOGIMETRICS, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                 (State of other jurisdiction of incorporation)


     0-10696                                               11-2171701
(Commission File Number)                       (IRS Employer Identification No.)


                    50 Orville Drive, Bohemia, New York 11716
               (Address of principal executive offices) (Zip Code)


          Registrant's telephone no. including area code: 516-784-4110


        ---------------------------------------------------------------
        (Former Address, if changed since Last Report)       (Zip Code)





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Item 5.   Other Events

          On March 14, 2000, LogiMetrics, Inc. (the "Company") announced that it had entered into a non-binding letter of intent with Signal Technology Corporation ("Signal") pursuant to which Signal proposes to acquire the Company through the merger of a wholly-owned subsidiary of Signal with and into the Company. A copy of the Company's press release is being filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

          (c)  Exhibits

                  99.1     Press Release dated March 14, 2000.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LOGIMETRICS, INC.



                                            By:  /s/ Norman M. Phipps
                                                 ----------------------
                                                 Norman M. Phipps
                                                 President and Chief Operating
                                                 Officer

Date:  March 16, 2000

                                  EXHIBIT INDEX

                                     Exhibit

99.1              Press release, dated March 14, 2000.